UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

November 2, 2009

NEVADA GOLD & CASINOS, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-15517	88-0142032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Briar Hollow Lane, Suite 500W Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(713) 621-2245
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective November 2, 2009, William J. Sherlock has been appointed chairman of the board of directors of Nevada Gold & Casinos, Inc. (the “Company”).  Mr. Sherlock succeeded Joseph A. Juliano who resigned as chairman for personal reasons.  Mr. Juliano had no disagreements with the board of directors, management or the external auditor of the Company.

Reference is made to a copy of the press release of the Company and the resignation letter of Mr. Juliano both dated November 2, 2009 filed herewith.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:
17.1	Joseph A. Juliano’s Resignation Letter dated November 2, 2009
99.1	Press Release dated November 2, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

NEVADA GOLD & CASINOS, INC.

Date: November 2, 2009	By:	/s/ Robert B. Sturges
Robert B. Sturges
Chief Executive Officer

INDEX TO EXHIBITS

Item	Exhibit
17.1	Joseph A. Juliano’s Resignation Letter dated November 2, 2009
99.1	Press Release dated November 2, 2009